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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 29, 2003 (December 22, 2003)

                          FOX ENTERTAINMENT GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-14595               95-4066193
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(State or other jurisdiction of     (Commission File         (IRS Employer
        incorporation)                  Number)           Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 852-7111

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 2: Acquisition or Disposition of Assets.

On December 22, 2003, General Motors Corporation ("GM"), Hughes Electronics Corporation ("Hughes") and The News Corporation Limited ("News Corporation") completed the split-off of Hughes from GM and the acquisition by News Corporation of 34% of the outstanding common stock of Hughes. The acquisition of the Hughes common stock was effected pursuant to a Stock Purchase Agreement between News Corporation, Hughes and GM and an Agreement and Plan of Merger by and among News Corporation, Hughes and GMH Merger Sub, Inc., each dated April 9, 2003, as amended.

Immediately following the acquisition, pursuant to a Transfer Agreement among News Corporation, News Publishing Australia Limited, News America Incorporated, FEG Holdings, Inc. and Fox Entertainment Group, Inc. ("FEG"), dated as of April 9, 2003, News Corporation transferred all of the 470,420,752 shares of Hughes Common Stock it had acquired to FEG in exchange for $4.5 billion in debt and 74,522,705 shares of Class A Common Stock of FEG. FEG is a majority-owned subsidiary of News Corporation. The issuance by FEG of the Class A Common Stock to News Corporation increased News Corporation's indirect equity interest in FEG from approximately 80.6% to approximately 82%. News Corporation's voting power remains at approximately 97%. The number of shares of FEG Class A Common Stock issued to News Corporation was determined based on a price of $14 per share of Hughes Common Stock, the value agreed to by the parties to the Stock Purchase Agreement, and a price of $27.99 per share of FEG Class A Common Stock, the value of the Class A Common Stock as agreed to by the parties to the Transfer Agreement.

A copy of the press release announcing the completion of these transactions released by News Corporation, GM and Hughes is attached as Exhibit 99.1 to this Report.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Business Acquired.

            The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

        (b) Pro Forma Financial Information.

            The pro forma financial information required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

        (c) Exhibits. The following exhibits are being filed herewith:

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            2.1  Agreement and Plan of Merger dated as of April 9, 2003 by and among The News Corporation Limited, Hughes Electronics Corporation and GMH Merger Sub (incorporated by reference to
                 Exhibit 99B to the Form 6-K filed by News Corporation on April 14, 2003 (SEC File No. 1-9141)).

            2.2 Amendment No. 1 to Agreement and Plan of Merger dated July 16, 2003 by and among The News Corporation Limited, Hughes Electronics Corporation and GMH Merger Sub ( incorporated by reference to Exhibit 2.5 to Amendment No. 1 to Form F-4 filed by News Corporation on July 24, 2003 (SEC File No. 333-105853)).

            2.3 Stock Purchase Agreement, dated as of April 9, 2003, by and among the News Corporation Limited, Hughes Electronics Corporation and General Motors Corporation (incorporated by reference to Exhibit 99A to the Form 6-K filed by News Corporation on April 14, 2003 (SEC File No. 1-9141)).

            2.4 Amendment No. 1 to the Stock Purchase Agreement, dated as of April 25, 2003, by and among The News Corporation Limited, Hughes Electronics and General Motors Corporation (incorporated by reference to Exhibit 2.2 to the Form F-4 filed by News Corporation on June 5, 2003 (SEC File No. 333-105853)).

            2.4 Amendment No. 2 to the Stock Purchase Agreement, dated as of August 20, 2003, by and among The News Corporation Limited, Hughes Electronics Corporation and General Motors Corporation (incorporated by reference to Exhibit 2.7 to Amendment No. 2 to the Form F-4 filed by News Corporation on August 21, 2003 (SEC File No. 333-105853)).

            2.5 Letter Agreement, dated August 15, 2003, by and among Hughes Electronics Corporation, The News Corporation Limited, GMH Merger Sub, Inc. and General Motors Corporation (incorporated by reference to Exhibit 2.6 to Amendment No.2 to the Form F-4 filed by News Corporation on August 21, 2003 (SEC File No. 333-105853)).

            2.6 Letter Agreement, dated as of December 16, 2003, by and among Hughes Electronics Corporation, The News Corporation Limited and GMH Merger Sub, Inc. (incorporated by reference to Exhibit 12 to the Schedule 13D filed by FEG on December 22, 2003 (SEC File No. 1-14595)).

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            10.1 Transfer Agreement dated as of April 9, 2003 among The News
                 Corporation Limited, News Publishing Australia Limited, News America Incorporated, FEG Holdings, Inc. and Fox Entertainment Group, Inc. (incorporated by reference to
                 Exhibit 99.1 to the Form 8-K of FEG filed on May 7, 2003 (SEC File No. 1-14595)).

            10.2 LIBOR Promissory Note dated December 22, 2003 (filed herewith).

            10.3 Term Promissory Note dated December 22, 2003 (filed
                 herewith).

            99.1 Press Release (filed herewith)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2003

                                                   FOX ENTERTAINMENT GROUP, INC.

                                                   By: /s/ Lawrence A. Jacobs
                                                       -------------------------
                                                       Lawrence A. Jacobs
                                                       Senior Vice President

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                                INDEX TO EXHIBITS

            10.2 LIBOR Promissory Note dated December 22, 2003

            10.3 Term Promissory Note dated December 22, 2003

            99.1 Press Release dated December 22, 2003